COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
Schedule of future minimum annual payments required over the next three years

The Company is committed under operating leases for the lease of its premises and certain office equipment. Future minimum annual payments required over the next three years are as follows (in thousands):

Minimum Lease Payments
2013	$203
2014	153
2015	17

$373